DUNHAM FUNDSSM

WHEN PERFORMANCE COUNTS

MAY 1, 2023	PROSPECTUS
Dunham U.S. Enhanced Market Fund Class A (DASPX) Class C (DCSPX) Class N (DNSPX)

Offered through:

Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309, San Diego, California 92191

(800) 442-4358

The Securities and Exchange Commission has not approved or disapproved the above listed Fund. The Securities and Exchange Commission also has not determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Dunham Fund Prospectus

FUND SUMMARY	1
Dunham U.S. Enhanced Market Fund	1
SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING FUND SHARES	8
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	9
Investment ObjectiveS	9
PRINCIPAL INVESTMENT STRATEGIES	9
TEMPORARY INVESTMENTS	10
PRINCIPAL INVESTMENT RISKS	10
PORTFOLIO HOLDINGS DISCLOSURE	16
MANAGEMENT	16
Investment Adviser	16
Sub-Adviser and SUB-Adviser portfolio managers	19
HOW SHARES ARE PRICED	20
HOW TO PURCHASE SHARES	21
HOW TO REDEEM SHARES	29
HOW TO EXCHANGE SHARES	35
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	35
FREQUENT PURCHASES AND REDEMPTIONS OF Fund SHARES	37
Distribution of shares	38
HOUSEHOLDING	39
FINANCIAL HIGHLIGHTS	39
Notice of Privacy Policy & PRACTICES	41

FUND SUMMARY

Dunham U.S. Enhanced Market Fund

Investment Objective: The Fund seeks to maximize long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 21 of the Fund's Prospectus and in How to Buy and Sell Shares on page 89 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.15%	1.15%	1.15%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses(2)	0.42%	0.42%	0.42%
Total Annual Fund Operating Expenses	1.82%	2.57%	1.57%

(1)	The management fee above assumes the Sub-Adviser’s base fee. Actual sub-advisory fees may be higher or lower depending on Fund performance. The Sub-Advisory fee is a fulcrum fee with a base (or fulcrum) of 0.50% and can range from 0.30% to 0.70% based on the Fund’s performance relative to the S&P 500 Total Return Index, the Fund’s benchmark.

(2)       Estimated for the Fund’s first fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years
Class A	$749	$1,115
Class C	$260	$799
Class N	$160	$496

1

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Because the Fund is newly organized, no portfolio turnover figures are available.

Principal Investment Strategies: The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investments that provide exposure to equity securities of U.S. companies and debt securities of the U.S. government through investments in options, futures, and U.S. Treasuries. The Fund seeks to provide upside participation in the U.S. stock market when the U.S. stock market advances and seeks to reduce declines in the Fund’s value when the stock market declines. The Fund gains equity exposure through investments in S&P 500 Index options (including FLEX Options) and futures, but does not invest directly in equity securities. The Fund also invests in U.S. Treasuries and U.S. Treasury futures to help reduce downside risk.

The Sub-Adviser periodically rebalances the asset mix between U.S. Treasuries, U.S. Treasury futures, and equity index options and futures to respond to changing market conditions and to achieve what it believes to be the optimal balance between risk and reward. When determining the allocation and when to rebalance, the Sub-Adviser takes into account, among other factors: interest rates, the Fund’s equity exposure, the percentage of the Fund invested in options, the current level of the S&P 500 Index, the implied volatility of S&P 500 Index options, bond and dividend yields, the delta of the Fund’s options positions (which is a measure of the sensitivity of the Fund’s option prices to changes in the price of the S&P 500 Index), and time to maturity of the options.

Typically, approximately up to 45% of the Fund’s assets are used to purchase long-term (typically tenors of 5 years or more) “FLEX” call options on the S&P 500 Index and S&P 500 Index futures. The Sub-Adviser may also purchase and write call and put options, and may hold futures both long and short, to make incremental adjustments to the Fund’s equity exposure. The remaining assets (approximately up to 70%) will typically be used to purchase U.S. Treasury securities and U.S. Treasury futures, targeting a net interest rate exposure (long duration from Treasuries offset by short duration from options) to potentially balance downside protection while generating positive fixed income returns, with a targeted duration range based on the Sub-Adviser’s interest rate views.

The Sub-Adviser may use U.S. Treasury futures to leverage interest rate exposure to potentially limit downside risk, and notional fixed income exposure could represent up to 150% of the Fund’s assets. U.S. Treasury futures, used to provide leverage for the fixed income portfolio, may not be fully collateralized, and may be held long or short to manage interest rate exposure.

Although the Fund uses derivative instruments based on the S&P 500 index and attempts to reduce downside risk through the use of U.S. Treasuries and U.S. Treasury futures, it is possible that these strategies may underperform the S&P 500 index in up and down markets. This means that losses for the shareholders can be worse than performance declines in the S&P 500 index.

The Fund is non-diversified.

2

The Fund may also engage in securities lending.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund's net asset value and performance.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund's investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

Asset Allocation Risk – In allocating the Fund’s assets, the Sub-Adviser may favor markets or asset classes that perform poorly relative to other markets and asset classes. The Sub-Adviser's investment analysis, its selection of investments, and its assessment of the risk/return potential of asset classes and markets may not produce the intended results and/or can lead to an investment focus that results in the Fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the Fund invests.

Tactical Asset Allocation Risk – Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Fund’s tactical asset management discipline may not work as intended. The Fund may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). The Sub-Adviser’s evaluations and assumptions in selecting investments may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.

Derivatives Risk – Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the risk assumed may be considered to be “leveraged,” which can magnify or otherwise increase investment losses. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes. Derivatives are also subject to operational and legal risks.

The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk,

3

especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contracts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.

Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.

Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.

FLEX Options Risk –The Fund may experience substantial downside from specific FLEX Option positions, and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:

Valuation Risk – The value of the FLEX Options will be affected by, among others, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Index (although they generally move in the same direction).

Liquidity Risk – In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options.

Counterparty Risk – Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The Fund will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”).

4

Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options.

Correlation Risk – The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Index, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the Outcomes will be provided at any point other than the end of the Outcome Period.

Upside Participation Risk/Downside Loss Risk – There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a total return that matches the increase of the underlying index over a given period. In the event an investor purchases shares of the Fund after securities transactions were entered into or does not stay invested in the Fund for the long term or a full-market cycle, the returns realized by the investor may not match those that the Fund seeks to achieve.

In addition, there can be no guarantee that the Fund will be successful in its strategy to provide protection against underlying index losses. The Fund’s strategy seeks to deliver returns that participate in the returns of the underlying index while limiting downside losses, if shares are held over long periods of time. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment.

Options Risk – The Fund may use options to enhance return and or mitigate risk. However, options can fall rapidly in response to developments in specific companies or industries and the Fund’s investments may be negatively impacted by unexpected market conditions.

Changing Fixed Income Market Conditions Risk – During periods of sustained rising rates, fixed income risks will be amplified. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain.

Rising rates tend to decrease liquidity, increase trading costs, and increase volatility, all of which make portfolio management more difficult and costly to the Fund and its shareholders. Additionally, default risk increases when issuers borrow at higher rates. Prolonged declines in the Fund’s share price may lead to increased redemption requests by shareholders. To meet redemption requests, the Fund may have to sell securities in times of overall market turmoil, lower

5

liquidity and declining prices. Generally, each of these changing market conditions risks may cause the Fund’s share price to fluctuate or decline more than other types of investments.

Interest Rate Risk – Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise. Securities with longer maturities may be more sensitive to interest rate changes. Certain corporate bonds and mortgage-backed securities may be significantly affected by changes in interest rates. Some mortgage-backed securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile.  Because zero coupon securities do not make interest payments, they are considered more volatile than bonds making periodic payments. When interest rates rise, zero coupon securities fall more sharply than interest paying bonds. However, zero coupon securities rise more rapidly in value when interest rates drop.

Leveraging Risk – The Fund's use of leverage through futures, options will magnify the Fund's gains or losses. Futures require relatively small cash investment to control large amounts of derivatives, which magnifies gains and losses to the Fund. Leveraging the Fund creates an opportunity for increased returns but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Non-Diversification Risk – A Fund that is a non-diversified investment company means that more of the Fund's assets may be invested in the securities of a single issuer than a diversified investment company.  This may make the value of the Fund's shares more susceptible to certain risk than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Management Risk – Each Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser's judgments about the attractiveness and potential appreciation of a security, whether selected under a "value", "growth" or other investment style, may prove to be inaccurate and may not produce the desired results. The Adviser and Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Limited History of Operations Risk – The Fund is a new mutual fund and has a limited history of operations for investors to evaluate.

Portfolio Turnover Risk – The frequency of a Fund’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund’s performance.

U.S. Government Securities Risk – Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact, the market values

6

of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Natural Disaster / Endemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the novel coronavirus (COVID -19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.

Securities Lending Risk - Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. The Fund might not be able to recover the securities or their value. In determining whether to lend securities, the Adviser or its agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

Performance: Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser:  PGIM Quantitative Solutions LLC (“PQS” or “Sub-Adviser”)

Sub-Adviser Portfolio Managers: Devang Gambhirwala, Marcus M. Perl, and Edward J. Tostanoski III, CFA, have primary responsibility for the day-to-day management of the Fund since its inception. Mr. Gambhirwala, Principal and Portfolio Manager, joined PQS in 1986; Mr. Perl, Principal and Portfolio Manager, joined PQS in 2000; and Mr. Tostanoski, Principal and Portfolio Manager, joined PQS in 2018.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 8 of this prospectus.

7

SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

Purchase and Sale of Fund Shares

You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange is open for trading. For Class A shares and Class C shares, the initial minimum investment amount in a Fund for regular accounts is $5,000, and for tax-deferred accounts and certain tax efficient accounts is $2,000. The minimum subsequent investment is $100. For Class N shares, the minimum initial investment per Fund is $100,000 for taxable accounts and $50,000 for tax-deferred accounts. There is no minimum subsequent investment amount for Class N shares.

Purchases and redemptions may be made by mailing an application or redemption request to the addresses indicated below, by calling toll free (888) 3DUNHAM (338-6426) or by visiting the Fund's website www.dunham.com. You also may purchase and redeem shares through a financial intermediary.

via Regular Mail                                     via Overnight Mail

Dunham Funds                                         Dunham Funds

c/o Gemini Fund Services, LLC             c/o Gemini Fund Services, LLC

P.O. Box 541150                                     4221 North 203rd Street, Ste. 100

Omaha, NE 68154                                   Elkhorn, NE 68022-3474

Tax Information

Dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Financial Intermediary Compensation

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

8

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

Fund	Investment Objective(s)
Dunham U.S. Enhanced Market Fund	The Fund seeks to maximize long-term capital appreciation.

The Fund's investment objective(s) is/are a non-fundamental policy and may be changed upon 60 days’ written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Fund has adopted a policy to invest at least 80% of its assets in a particular type of security. The Fund may change its 80% policy upon 60 days written notice to shareholders.

Dunham U.S. Enhanced Market Fund

The Fund's Sub-Adviser seeks to achieve the Fund's investment objective by investing, under normal market conditions, at least 80% of the Fund’s assets (defined as net assets plus borrowings for investment purposes) in investments that provide exposure to equity securities of U.S. companies and debt securities of the U.S. government through investments in options, futures, and U.S. Treasuries. The Fund seeks to provide upside participation in the U.S. stock market when the U.S. stock market advances and seeks to reduce declines in the Fund’s value when the stock market declines. The Fund gains equity exposure through investments in S&P 500 Index options (including FLEX Options) and futures but does not invest directly in equity securities. The Fund also invests in U.S. Treasuries, U.S. Treasury futures to help reduce downside risk.

The Sub-Adviser periodically rebalances the asset mix of U.S. Treasuries, U.S. Treasury futures, U.S. agency bonds, bonds issued by supranational agencies and equity index options and futures to respond to changing market conditions and to achieve what it believes to be the optimal balance between risk and reward. When determining the allocation and when to rebalance, the Sub-Adviser takes into account, among other factors: interest rates, the Fund’s equity exposure, the percentage of the Fund invested in options, the current level of the S&P 500 Index, the implied volatility of S&P 500 Index options, bond and dividend yields, the delta of the Fund’s options positions (which is a measure of the sensitivity of the Fund’s option prices to changes in price of the S&P 500 Index), and time to maturity of the options.

Typically, approximately up to 45% of the Fund’s assets are used to purchase long-term (typically tenors of 5 years or more) “FLEX” call options on the S&P 500 Index and S&P 500 Index futures. The Sub-Adviser may also purchase and write call and put options, and may hold futures both long and short, to make incremental adjustments to the Fund’s equity exposure. The remaining assets (approximately up to 70%) will typically be used to purchase U.S. Treasury securities and U.S. Treasury futures, targeting a net interest rate exposure (long duration from Treasuries offset by short duration from options) to potentially balances downside protection by generating positive fixed income returns, with a targeted duration range based on the Sub-Adviser’s interest rate views.

9

The Sub-Adviser may use U.S. Treasury futures to leverage interest rate exposure to potentially limit downside risk, and notional fixed income exposure could range up to 150% of the Fund’s assets. U.S. Treasury futures, used to provide leverage for the fixed income portfolio, may not be fully collateralized, and may be held long or short to manage interest rate exposure.

Although the Fund uses derivative instruments based on the S&P 500 index and attempts to reduce downside risk through the use of U.S. Treasuries and U.S. Treasury futures, it is possible that these strategies may underperform the S&P 500 index in up and down markets. This means that losses for the shareholders can be worse than performance declines in the S&P 500 index.

The Fund is non-diversified.

The Fund may also engage in securities lending.

TEMPORARY INVESTMENTS

In response to market, economic, political or other conditions, each Sub-Adviser may temporarily use a different investment strategy for the respective Fund for defensive purposes. Such a strategy could include investing up to 100% of a Fund’s assets in cash or cash equivalent securities such as money market mutual funds. To the extent that a Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because a Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees. Defensive investing could affect a Fund’s performance and the Fund might not achieve its investment objectives.

PRINCIPAL INVESTMENT RISKS

There is no assurance that a Fund will achieve its investment objective.  The Fund's share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Fund.

The following chart summarizes the principal risks of the Fund.  These risks could adversely affect the net asset value, total return and the value of a Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Fund's Fund Summary section of this Prospectus.

10

Risks	Dunham U.S. Enhanced Market Fund
Asset Allocation Risk	X
Changing Fixed Income Market Conditions Risk	X
Derivatives Risk	X
FLEX Options Risk	X
Interest Rate Risk	X
Leveraging Risk	X
Limited History of Operations Risk	X
Management Risk	X
Natural Disaster / Endemic Risk	X
Non-Diversification Risk	X
Options Risk	X
Portfolio Turnover Risk	X
Securities Lending Risk	X
Stock Market Risk	X
Tactical Asset Allocation Risk	X
Upside Participation Risk/Downside Loss Risk	X
U.S. Government Securities Risk	X

Asset Allocation Risk – In allocating the Fund’s assets, the Sub-Adviser may favor markets or asset classes that perform poorly relative to other markets and asset classes. The Sub-Adviser's investment analysis, its selection of investments, and its assessment of the risk/return potential of asset classes and markets may not produce the intended results and/or can lead to an investment focus that results in the Fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the Fund invests.

Changing Fixed Income Market Conditions Risk – During periods of sustained rising rates, fixed income risks will be amplified. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain.

11

Derivatives Risk – Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the risk assumed may be considered to be “leveraged,” which can magnify or otherwise increase investment losses. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes. Derivatives are also subject to operational and legal risks.

The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contracts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.

Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.

Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ

12

certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.

FLEX Options Risk – The Fund may experience substantial downside from specific FLEX Option positions, and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:

Valuation Risk – The value of the FLEX Options will be affected by, among others, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Index (although they generally move in the same direction).

Liquidity Risk – In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options.

Counterparty Risk – Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The Fund will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options.

Correlation Risk – The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Index, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the Outcomes will be provided at any point other than the end of the Outcome Period

Interest Rate Risk – Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise. Securities with longer maturities may be more sensitive to interest rate changes. Certain corporate bonds and mortgage-backed securities may be significantly affected by changes in interest rates. Some mortgage-backed securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile.  Because zero coupon securities do not make interest payments, they are considered more volatile than bonds making periodic payments. When interest rates rise, zero coupon securities fall more sharply than interest paying bonds. However, zero coupon securities rise more rapidly in value when interest rates drop.

13

Leveraging Risk – The Fund's use of leverage through futures, options will magnify the Fund's gains or losses. Futures require relatively small cash investment to control large amounts of derivatives, which magnifies gains and losses to the Fund. Leveraging the Fund creates an opportunity for increased returns but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Limited History of Operations Risk – The Fund is a new mutual fund and has a limited history of operations for investors to evaluate.

Management Risk – Each Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser's judgments about the attractiveness and potential appreciation of a security, whether selected under a "value", "growth" or other investment style, may prove to be inaccurate and may not produce the desired results. The Adviser and Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Natural Disaster / Endemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the novel coronavirus (COVID -19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.

Non-Diversification Risk – A Fund that is a non-diversified investment company means that more of the Fund's assets may be invested in the securities of a single issuer than a diversified investment company.  This may make the value of the Fund's shares more susceptible to certain risk than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Options Risk – The Fund may use options to enhance return and or mitigate risk. However, options can fall rapidly in response to developments in specific companies or industries and the Fund’s investments may be negatively impacted by unexpected market conditions.

Portfolio Turnover Risk – The frequency of a Fund’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund’s performance.

14

Securities Lending Risk – Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. The Fund might not be able to recover the securities or their value. In determining whether to lend securities, the Adviser or its agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund's investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

Tactical Asset Allocation Risk – Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Fund’s tactical asset management discipline may not work as intended. The Fund may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). The Sub-Adviser’s evaluations and assumptions in selecting investments may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.

Upside Participation Risk/Downside Loss Risk – There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a total return that matches the increase of the underlying index over a given period. In the event an investor purchases shares of the Fund after securities transactions were entered into or does not stay invested in the Fund for the long term or a full-market cycle, the returns realized by the investor may not match those that the Fund seeks to achieve.

In addition, there can be no guarantee that the Fund will be successful in its strategy to provide protection against underlying index losses. The Fund’s strategy seeks to deliver returns that participate in the returns of the underlying index while limiting downside losses, if shares are held over long periods of time. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment.

U.S. Government Securities Risk – Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact, the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

15

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Dunham Funds' policies and procedures regarding the release of portfolio holdings information is available in the Dunham Funds' Statement of Additional Information. The Fund may, from time to time, make available portfolio holdings information at www.dunham.com. The Funds’ top ten holdings are posted to the website no sooner than ten days after the relevant month-end. The month-end and quarter-end complete portfolio holdings are generally posted to the website within 45 days following the end of each month/quarter and remain available until new information for the next month/quarter is posted. Shareholders may request portfolio holdings schedules at no charge by calling toll free (888) 3DUNHAM (338-6426).

MANAGEMENT

INVESTMENT ADVISER

Dunham & Associates Investment Counsel, Inc., located at 6256 Greenwich Drive, Suite 550, San Diego, CA 92122, serves as the Funds' investment adviser (the "Adviser"). The Adviser's mailing address is P.O. Box 910309, San Diego, CA 92191. The Adviser is a registered broker dealer and a registered investment adviser that provides investment advisory services to the Funds, separately managed accounts, pension and profit-sharing plans. As of December 31, 2022, the Adviser had approximately $1.9 billion of assets under management. The Adviser has overall supervisory responsibilities for the general management and investment of the Fund's securities portfolio.

The Adviser, subject to the review and approval of the Board of Trustees, selects Sub-Advisers for each series of the Dunham Funds and supervises and monitors the performance of each Sub-Adviser. The Adviser was granted an exemptive order (the "Order") from the SEC that permits the Adviser, with Board of Trustees approval, to enter into or amend Sub-Advisory agreements with Sub-Advisers without obtaining shareholder approval. A discussion regarding the basis of the Board of Trustees' approval of the investment advisory agreement with the Adviser and the Sub-Advisory agreement with the Sub-Adviser will be available in the Dunham Funds' semi-annual report to shareholders for the fiscal period ending April 30, 2023.

The Order also permits the Adviser, subject to the approval of the Board of Trustees, to replace Sub-Advisers or amend Sub-Advisory agreements, including fees (so long as the fees are within the range of fees previously approved by shareholders), without shareholder approval whenever the Adviser and the Trustees believe such action will benefit a Fund and its shareholders.

The Adviser has entered into a Sub-Advisory agreement with the Sub-Adviser and the Dunham Funds on behalf of the Fund, whereby the Fund pays the Adviser a fixed fee and the Fund separately pays the Sub-Adviser a fulcrum fee. The Adviser receives only its fixed portion of the management fee as approved by shareholders at a meeting held on March 21, 2023. The Fund's Sub-Adviser is compensated based on its performance and each Sub-Advisory agreement is a fulcrum fee arrangement. Fulcrum fee arrangements are as follows:

Fund:	Current Management Fee Rates	Adviser's Portion	Sub-Adviser's Portion	Benchmark Index
Dunham U.S. Enhanced Market Fund	0.95% – 1.35%	0.65%	0.30%-0.70%	S&P 500 Total Return Index
16

The sub-advisory fee rates are within the limits of the negotiable Sub-Advisory fee ranges pre-approved by shareholders of the Fund.

Fund:	Pre-Approved Negotiable Range of Sub-Advisory Fee Rates*
Dunham U.S. Enhanced Market Fund	0.00% - 1.50%

*	The range for the Dunham U.S. Enhanced Market Fund was approved by the initial Dunham U.S. Enhanced Market Fund shareholder on May 1, 2023.

Fulcrum Fees, Generally. A fulcrum fee basically has two parts - the base fee and the performance fee. In a typical fulcrum fee arrangement, the base fee is the pre-determined rate at which the Sub-Adviser is paid when its net performance is in line with that of the fund's benchmark. The base fee is adjusted up or down by the performance fee, which is derived by comparing net fund performance versus that of the fund's benchmark over a rolling twelve-month period, in accordance with pre-determined rates of adjustment. In a fulcrum fee arrangement, a Sub-Adviser is rewarded for out-performance or penalized for under-performance in equal measure. Depending on a fund's net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively. This formula has matching maximum and minimum ranges in which the fees can be adjusted. In addition, some fulcrum fees employ a "null zone" around the base fee, whereby very small differences in performance versus the benchmark will not trigger a fee increase or decrease. The basic idea of a fulcrum fee is that when fund performance is bad, the adviser or Sub-Adviser should sacrifice some of its fee, and when fund performance is good, the fee will increase while still permitting shareholders to reap most of the profit.

Under a fulcrum fee arrangement, it is possible that a fund could pay a Sub-Adviser more than the Base Fee, even though the performance of the fund is negative. This situation may occur when the performance of the benchmark is worse than the fund's net performance.

The Fulcrum Fee Calculation Methodology for the Dunham Funds Sub-Advisers. In a typical fulcrum fee arrangement, the base fee is not adjusted during the first twelve months. However, under each Dunham Fund's Sub-Advisory agreement, the performance adjustment to the base fee is calculated daily during the first twelve months, based on the average net assets of the Fund from inception of the contract to date, and the comparative performance of the Fund (Fund performance will be based on Class N share performance – had another class been used Sub-Advisory fees would be lower) to its Benchmark from inception of the contract to date, on the day of calculation. In this manner, performance counts from the very first day of each Sub-Advisory agreement.

The Fund's fulcrum fee will be calculated using an annual base Sub-Advisory fee rate of a specified amount of the average daily net assets of the Fund (the "Base Fee"), adjusted by the Fund's performance over a rolling twelve-month period (or, during the first twelve months, as described above), relative to the Fund's benchmark (the "Performance Fee"). Depending on the particular Sub-Advisory agreement, the Performance Fee can adjust the Base Fee up or down by

17

as much as 100% of the Base Fee, such that the Sub-Advisory fee rate can vary anywhere from 0.00% (the "Minimum Fee") to twice the Base Fee (the "Maximum Fee").

During the first twelve months of each Fund's Sub-Advisory agreement, the Fund will accrue, on a daily basis, the Base Fee (using the average daily net assets for the month) adjusted by the Performance Fee (using average daily net assets since the inception of the Sub-Advisory agreement), as described in the preceding paragraph (the "Fulcrum Fee"). However, because each such Sub-Advisory agreement requires that the Sub-Adviser be paid out only the monthly Minimum Fee during the first year, the Sub-Adviser in most cases will receive little or no compensation until the end of the first year. At the end of the first year of the contract, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year. Therefore, in the first year, the proposed fulcrum fee methodology will have three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee. Beginning with the thirteenth month of operation under each Sub-Advisory agreement, the performance fee will be calculated daily and paid monthly based on the Fund's average daily net assets and performance versus the benchmark over the prior rolling twelve-month period while the base fee will be calculated using the average daily net assets for the most recent month. In other words, after the initial twelve-month period, each Fund's fulcrum fee arrangement will become typical of such arrangements in the mutual fund industry. By virtue of using average daily net assets over a "rolling" 12-month period for purposes of calculating the Performance Fee, while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by a Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described in the table above if the average daily net assets do not remain constant during the rolling 12-month period. There are circumstances that can cause a Fulcrum Fee to be negative. For example, if the Fund is significantly underperforming versus the Index and the Fund's net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate used to calculate the fee can never be negative, the performance fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time.  Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%.  In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

The following example illustrates the Fulcrum Fee methodology employed in each Sub-Advisory agreement. In the example, the Base Fee is 0.50% with a Performance Fee of plus or minus 0.50%; thus, the Maximum Fee is 1.00% and the Minimum Fee is 0.00%. In addition, the example shows a null zone of plus or minus 0.25%, and the Sub-Advisory fee moving (after clearing the null zone) at a rate of approximately 0.01% for each 0.05% of outperformance of the benchmark. Each of these factors/rates/amounts will vary with each Sub-Advisory agreement.

18

SAMPLE SUB-ADVISORY FEE RATES

Cumulative 12-Month Return	Performance Fee Adjustment	Total Fee Payable to Sub-Adviser
Plus or Minus Return of Index	Plus or Minus Base Fee (0.50%)	If Plus	If Minus
2.50% or more	0.50%	1.000%	0.000%
2.35%	0.47%	0.970%	0.030%
2.20%	0.44%	0.940%	0.060%
2.05%	0.41%	0.910%	0.090%
1.90%	0.38%	0.880%	0.120%
1.75%	0.35%	0.850%	0.150%
1.60%	0.32%	0.820%	0.180%
1.45%	0.29%	0.790%	0.210%
1.30%	0.26%	0.760%	0.240%
1.15%	0.23%	0.730%	0.270%
1.00%	0.20%	0.700%	0.300%
0.85%	0.17%	0.670%	0.330%
0.70%	0.14%	0.640%	0.360%
0.55%	0.11%	0.610%	0.390%
0.40%	0.08%	0.580%	0.420%
0.26%	0.05%	0.552%	0.448%
0.25%	NULL ZONE	0.500%	0.500%
EVEN WITH INDEX	BASE FEE	0.500%	0.500%

Dunham Asset Allocation Program: The Adviser is the sponsor of the Dunham Asset Allocation Program ("Program"), an advisory wrap programs using the Dunham Funds, N or A share classes. The Programs may be used by financial advisors to diversify client portfolios among the various asset classes represented by the Dunham Funds.

The Adviser may take a portion of the revenues from wrap fees it receives from the Program and reimburse certain non-affiliated financial advisors for their product marketing and business development efforts. These reimbursements are from 0.05% to 0.25% a year, depending on the dollar amount of client assets in the Dunham Funds Class N shares. The Adviser also sponsors due diligence trips and conferences designed to enhance the financial advisor's understanding of the offerings. Certain costs associated with attendance at these meetings may be paid by the Adviser.

The Adviser also supports industry conferences and sponsors educational events attended by clients of the financial advisors as well as the financial advisors themselves.

SUB-ADVISER AND SUB-ADVISER PORTFOLIO MANAGERS

The Fund's SAI provides additional information about each portfolio manager's compensation structure, other accounts managed by the portfolio manager and the portfolio manager's ownership of Fund shares.

Dunham U.S. Enhanced Market Fund

PGIM Quantitative Solutions LLC (“PQS”), located at Gateway Center Two, 100 Mulberry St., Newark NJ 07102, a registered investment adviser and wholly-owned subsidiary of PGIM, Inc. (“PGIM”), the global investment management businesses of Prudential Financial, Inc. (“Prudential”), a publicly traded company (NYSE: PRU). PQS began managing multi-asset portfolios for institutional investors in 1975. As of December 31, 2022, PQS’ assets under management were approximately $84.88 billion. PQS uses a team-based portfolio management approach; the below portfolios managers are responsible for day-to-day management of the Fund.

19

Devang Gambhirwala

Principal and Portfolio Manager

Devang Gambhirwala is a Principal and Portfolio Manager for PQS working within the Quantitative Equity and Multi-Asset teams. He is responsible for portfolio management and research. Prior to joining PQS in 1986, Devang worked as a Quantitative Research Analyst and Assistant Portfolio Manager for PGIM. He earned a BS in computer and information sciences from the New Jersey Institute of Technology and an MBA from Rutgers University.

Marcus M. Perl

Principal and Portfolio Manager

Marcus M. Perl is a Principal and Portfolio Manager for PQS working within the Multi-Asset team. He is responsible for portfolio management and investment strategy. Prior to joining PQS in 2000, Marcus was a Vice President and Portfolio Manager at an affiliate subsidiary under PGIM and a Vice President at FX Concepts Inc. Marcus holds an MA in economics from the University of Southern California.

Edward J. Tostanoski III, CFA

Principal and Portfolio Manager

Edward J. Tostanoski III is a Principal and Portfolio Manager for PQS working within the Multi-Asset team. He is responsible for portfolio management, investment strategy, portfolio design, and multi-asset research. Prior to joining PQS in 2018, Ed was a Portfolio Manager and Researcher for Global Macro strategies, including strategic asset allocation and tactical models for trading within and across asset classes, at Goldman Sachs Asset Management, on their Quantitative Investment Strategies and Global Portfolio Solutions teams, from 2007 to 2018. He earned a BSE in operations research and financial engineering from Princeton University.

HOW SHARES ARE PRICED

The Fund's net asset value ("NAV") for each class of shares is calculated on each day that the New York Stock Exchange is open. The NAV is the value of a single share of a Fund. The NAV is calculated for each Fund at the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. The NAV is determined by subtracting the total of a Fund's liabilities from its total assets and dividing the remainder by the number of shares outstanding. The value of a Fund's total assets is generally based on the market value of the securities that the Fund holds. Fund portfolio securities, which are traded on a national securities exchange, are valued at the last quoted sale price. NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP). If there is no NOCP the value of the security shall be valued at the mean between the current bid and ask prices. Certain short-term securities may be valued on the basis of amortized cost. If market values are not available, the Adviser will determine the fair value of securities using procedures that the Board of Trustees has approved. The Adviser also may fair value securities whose values may be materially affected by events occurring after the closing of a foreign market but before the close of business of the New York Stock Exchange. In some cases, particularly with thinly traded securities like small cap stocks and junk bonds, the Adviser

20

may determine that a price is stale. In those circumstances where a security's price is not considered to be market indicative, the security's valuation may differ from an available market quotation.

The securities markets on which the foreign securities owned by a Fund trade may be open on days that the Fund does not calculate its NAV and thus the value of a Fund's shares may change on days when shareholders are not able to purchase or redeem shares of the Fund. In computing the NAV of each Fund, a Fund will value any foreign securities held at the closing price on the exchange on which they are traded or if the close of the foreign exchange occurs after 4:00 p.m. Eastern time, a snapshot price will be used. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at the London market close. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded. If such events materially affect the value of a Fund's securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board of Trustees.

HOW TO PURCHASE SHARES

Anti-Money Laundering and Customer Identification Programs

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Application Form, you will be required to supply the Funds with information, such as your taxpayer identification number, that will assist the Funds in verifying your identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

When opening an account for a foreign business, enterprise or non-U.S. person that does not have an identification number, we require alternative government-issued documentation certifying the existence of the person, business or enterprise. The Funds do not accept cash, money orders, third party checks, credit card checks, traveler's checks, starter checks, checks drawn on non-U.S. banks outside the U.S. or other checks deemed to be high risk. Redemption of shares of the Portfolio purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, Shares may be purchased through a broker or by wire, as described in this section.

Types of Accounts

You may buy shares of a Fund at the Fund's NAV, next determined after you place your order. If you are making an initial investment in the Funds, you will need to open an account. The Funds will accept requests, including new Application Forms, signed electronically from a pre-approved electronic signature provider. You may establish the following types of accounts: Individual or Joint Ownership, Custodial, Trust, Corporation, Partnerships or Other Legal Entities.

•	Individual or Joint Ownership. One person owns an individual account while two or more people own a joint account. We will treat each individual owner of a joint account as authorized to give instructions on purchases, sales and exchanges of shares without notice to the other owners. However, we will require each owner's medallion signature guarantee for any transaction requiring a medallion signature guarantee.
•	Custodial Accounts. A Custodian maintains a Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) account for the benefit of a minor. To open an
21

UGMA or UTMA account, you must include the minor's social security number on the application.

•	Trust. A trust can open an account. You must include the name of each trustee, the name of the trust and the date of the trust agreement on the application.
•	Business Accounts. Corporations, partnerships and other legal entities also may open an account. A general partner of the partnership or an authorized officer of the corporation or other legal entity must sign the application and resolution form.

Tax-Deferred Accounts

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans also may be tax deductible. The types of tax-deferred accounts that may be opened are described below. Investors should consult their tax advisor or legal counsel before selecting a tax-deferred account.

•	Investing for Your Retirement. If you are eligible, you may set up your account under an Individual Retirement Account (IRA) or Roth IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Keogh Account, or other retirement plan. Your financial consultant can help you determine if you are eligible. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a non-qualifying spouse.
•	Traditional and Roth IRAs. Please refer to the IRS Publication 590 for current contribution limits.

•	Simplified Employee Pension Plan (SEP). This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

•	Profit Sharing or Money Purchase Pension Plan. These plans are open to corporations, partnerships and small business owners (including sole proprietors) to benefit their employees and themselves.

•	Coverdell Education Savings Account. This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

Choosing a Class

If you are making your initial investment in the Funds, you must select a class of shares. The Funds offer Class A shares, Class C shares and Class N shares. Each class represents an interest in the same portfolio of securities, and each has the same rights with one exception. Pursuant to the 1940 Act, you will have exclusive voting rights with respect to the Distribution Plan and Agreement pursuant to Rule 12b-1, if any, for the class you choose.

Not all share classes may be available for purchase in all states.

Different share classes allow you to choose the class that will be most beneficial to you. When deciding which class of shares of a Fund to purchase, you should consider your investment goals,

22

present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C shares will be greater than the front-end sales charge of Class A shares and to what extent such difference may be offset by the lower ongoing expenses on Class A shares. You should also consider whether your investment in a Fund meets the minimum for Class N shares, which have no front-end sales charge and no 12b-1 fees. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Funds' expenses over time in the Fees and Expenses section for each Fund in this Prospectus. Your financial consultant can assist you in determining which class is best for you. Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully.

Shares may only be purchased on days the Funds are open for business. Each Fund may authorize one or more broker/dealers to accept, on its behalf, purchase and redemption orders that are in good order. In addition, these broker/dealers may designate other financial intermediaries to accept purchase and redemption orders on the Fund's behalf. Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in, or has a history of, excessive trading.

You may purchase and redeem shares of each Fund on any day that the New York Stock Exchange is open for trading. For Class A shares and Class C shares, the initial minimum investment amount in a Fund for regular accounts is $5,000, and for tax-deferred accounts and certain tax efficient accounts is $2,000. The minimum subsequent investment is $100. For Class N shares, the minimum initial investment per Fund is $100,000 for taxable accounts and $50,000 for tax-deferred accounts. The Adviser or distributor may waive this minimum or apply the minimum on a Fund complex basis, depending on the agreement with the financial Institution offering the shares. There is no minimum subsequent investment amount for Class N shares.

Class A Shares: Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of the Dunham U.S. Enhanced Market Fund at net asset value with the following Front End Sales Charge ("FESC") based on the amount of purchase:

Amount Invested	Sales Charge as a % of Offering Price (1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	5.75%	6.10%	5.25%
$50,000 but less $100,000	4.75%	4.99%	4.25%
$100,000 but less than $250,000	3.75%	3.90%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 or more	None	None	None

(1) Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

23

How to Reduce Your Sales Charge for Class A Shares

You may be eligible to purchase Class A Shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment. Consistent with the policies described in this Prospectus, you and your "immediate family" (your spouse and your children under the age of 21) may combine your Fund holdings to reduce your sales charge.

Rights of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A Shares, you may combine the value of your new purchases of Class A Shares with the value of any other Class A Shares of the Dunham Funds that you already own. In other words, the applicable initial sales charge for the new purchase is based on the total of your current purchase plus the current value of all other Class A Shares of the Dunham Funds that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Fund shares held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

  Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account or an investment adviser);

  Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example a 401(k) plan) but not including employer sponsored IRAs;

Letters of Intent. Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of Class A Shares of the Fund, with a minimum of $50,000, during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Funds to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds' transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A shares. If you have redeemed Class A Shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A Shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

24

Sales Charge Waivers

The sales charge on purchases of Class A Shares is waived for certain types of investors, including:

  Current and retired directors and officers of the Fund sponsored by the Adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Adviser.
  Employees of the Adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
  Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund's shares and their immediate families.
  Participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Funds’ distributor.
  The purchase of Fund Shares, if available, through certain third-party fund “supermarkets.” Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service provider sponsoring the fund supermarket and transaction charges may apply to purchases and sales made through a broker-dealer.
  Clients of registered investment advisers that have entered into arrangements with the Funds’ distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.
  Institutional investors (which may include bank trust departments and registered investment advisers).
  Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Funds’ distributor.
  Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
  Employee benefit or retirement plans or charitable accounts including, but not limited to, endowments, educational savings plans, Keogh Plans, 401(k) plans, profit-sharing pensions plans, defined benefit plans, Taft-Hartley multiemployer pension plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans subject to the Employee Retirement Income Security Act of 1974, as amended, other than employee benefit or retirement plans or charitable accounts that purchase Class A Shares through brokerage relationships in which sales charges are customarily imposed. Whether a sales charge waiver is available for these types of accounts depends upon the policies and procedures of your intermediary. Please consult your financial advisor for further information.

An employer-sponsored retirement plan not currently invested in Class A shares and wishing to invest less than $1 million may invest in Class A shares, but the purchase of these shares will be subject to the applicable sales charge.

25

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plan.
  Morgan Stanley employee and employee-related accounts according to MSSB’s account linking rules.
  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
  Shares purchased through a Morgan Stanley self-directed brokerage account.
  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.
  Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Sales Charge Exceptions

You will not pay initial sales charges on Class A Shares purchased by reinvesting dividends and distributions.

Promotional Incentives on Dealer Commissions

The Funds’ distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Other Sales Charge Exceptions and Contingent Deferred Sales Charge

The Funds’ distributor may pay authorized dealers commissions on individual Fund purchases of Class A shares of $1 million or more calculated as follows: .75% on purchases of $1 million to $3 million, .50% on purchases over $3 million up to and including $5 million, .25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of any Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to CDSC on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on those shares redeemed.

26

Class C Shares: Class C shares of the Funds are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the respective Fund. Class C shares pay up to 0.75% to 1.00% (as described above in Fees and Expenses of the Fund for each Fund) on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder's investment and may cost more than other types of sales charges. Class C shares are front-end or back-end load free, so you generally will not pay any shareholder fees when you buy or sell Class C shares of the Funds.

Class N Shares: Class N shares of the Funds are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the respective Fund. Class N shares are front-end or back-end load free, so you generally will not pay any shareholder fees when you buy or sell Class N shares of the Funds. Class N shares may be available on brokerage platforms of firms that have agreements with the Funds’ distributor to offer such shares solely when acting as an agent for the shareholder. A shareholder transacting in Class N shares in these programs may be required to pay a commission and/or other forms of compensation to the broker.

Purchasing Shares

Class A and Class C Shares

	TO OPEN AN ACCOUNT	TO ADD TO AN EXISTING ACCOUNT
By Telephone

You may not use telephone transactions for your initial purchase of a Fund's shares. If you have elected "Telephone Privileges" on a Fund, you may call that Fund (toll-free) at:

(888) 3DUNHAM (338-6426) to request an exchange into another Fund. (Note: For security reasons, requests by telephone will be recorded.)

See "Exchanging Shares."

If you have elected "Telephone Privileges" by completing the applicable section of the Account Application Form, call the Fund (toll-free) at:

(888) 3DUNHAM (338-6426) to place your order. You will then be able to move money from your bank account to your Fund account upon request. Only bank accounts held at domestic institutions that are Automated Clearing House ("ACH") members may be used for telephone transactions. The minimum telephone purchase is $100. If your electronic payment is returned for any reason, a $25 fee will be assessed against your account.

27

By Mail

Make your check payable to "Dunham Funds." Forward the check and your application to the address below. No third-party checks will be accepted. If your check is returned for any reason, a $25 fee will be assessed against your account.

By Regular Mail:

Dunham Funds

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, NE 68154

By Overnight Delivery:

Dunham Funds

c/o Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022-3474

NOTE: The Funds do not accept cash, money orders, third party checks, credit card checks, traveler's checks, starter checks, checks drawn on non-U.S. banks outside the U.S. or other checks deemed to be high risk. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

Redemption of shares of a Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, shares may be purchased through a broker or by wire, as described below

Fill out the investment stub from an account statement, or indicate the Fund name and your account number on your check. Make your check payable to "Dunham Funds." Forward the check and stub to the address below:

By Regular Mail:

Dunham Funds

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, NE 68154

By Overnight Delivery:

Dunham Funds

c/o Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022-3474

NOTE: The Funds do not accept cash, money orders, third party checks, credit card checks, traveler's checks, starter checks, checks drawn on non-U.S. banks outside the U.S. or other checks deemed to be high risk. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

Redemption of shares of a Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, shares may be purchased through a broker or by wire, as described below.

By Wire	If you wish to wire money to make an investment in the Fund, please call the Fund toll free at (888) 3DUNHAM (338-6426) for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds. If your electronic payment is returned for any reason, a $25 fee will be assessed against your account.

Notify the Fund of an incoming wire by calling (toll-free) (888) 3DUNHAM (338-6426) and to receive wiring instructions

Neither the Fund nor its agent is responsible for the consequences of delays resulting from the banking system or from incomplete wiring instructions. If your electronic payment is returned for any reason, a $25 fee will be assessed against your account.

Automatic Investment Plan	Open a Fund account using one of the previous methods. If by mail, be sure to include your checking account number on the appropriate section of your application and enclose a voided check with your initial purchase application. If your check or electronic payment is returned for any reason, a $25 fee will be assessed against your account.

If you did not set up an Automatic Investment Plan with your original application, call the Fund (toll-free) at (888) 3DUNHAM (338-6426).

Additional investments (minimum of $100) will be taken from your checking account automatically monthly or quarterly. If your check or electronic payment is returned for any reason, a $25 fee will be assessed against your account.

Through Your Financial Intermediary	You may contact your financial consultant to purchase shares. Your financial consultant can tell you the time by which you must submit your order to be processed the same day.	You may contact your financial consultant to purchase shares. Your financial consultant can tell you the time by which you must submit your order to be processed the same day.

28

Class N Shares

Financial institutions and intermediaries on behalf of their clients may purchase Class N shares on any day that the NYSE is open for business by placing orders through the Funds’ distributor. Each Fund may authorize one or more broker/dealers to accept, on its behalf, purchase and redemption orders that are in good order. In addition, these broker/dealers may designate other financial intermediaries to accept purchase and redemption orders on the Funds behalf. Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in, or has a history of, excessive trading.

Financial institutions and intermediaries may charge a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual financial institution or intermediary.

HOW TO REDEEM Shares

You have the right to sell ("redeem") all or any part of your shares. Selling your shares in a Fund is referred to as a "redemption" because the Fund buys back its shares. We will redeem your shares at the net asset value next computed following receipt of your redemption request in “good order”. See "Payment of Redemption Proceeds" for further information.

Class A and Class C shares: Methods of Redemption

Method of Redemption	Redemption Procedures
By Telephone

You may authorize redemption of some or all shares in your account with the Fund by telephoning the Fund (toll free) (888) 3DUNHAM (338-6426) between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Funds are open.

You will NOT be eligible to use the telephone redemption service if you:

•         have declined or canceled your telephone investment privilege;

•         wish to redeem shares valued at $50,000 or greater or if you ask us to send the redemption proceeds to an address other than the address of record or to a person other than the registered shareholder(s) for the account;

•         must provide supporting legal documents for redemption requests by corporations, trusts and partnerships;

•         a medallion signature guarantee, if necessary;

•         the telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account. If you own an IRA, you will be asked whether or not the Fund(s) should withhold federal income tax.

29

By Mail

If you are redeeming shares, you may send your redemption request to

via Regular Mail:                                           via Overnight Mail:

Dunham Funds                                            Dunham Funds

c/o Gemini Fund Services, LLC                c/o Gemini Fund Services, LLC

P.O. Box 541150                                          4221 North 203rd Street, Suite 100

Omaha, NE 68154                                       Elkhorn, NE 68022-3474

You must include the following information in your written request:

·         a letter of instruction stating the name of the Fund, the dollar amount or number of shares you are redeeming, the names in which the account is registered and your account number;

·         other supporting legal documents, if necessary, for redemption requests by corporations, trusts and partnerships;

·         a medallion signature guarantee, if necessary;

·         if you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Request in "Good Order"

For our mutual protection, all redemption requests must include:

•         your account number

•         the Fund which you are redeeming from

•         the dollar or share amount of the transaction

•         for mail requests, signatures of all owners EXACTLY as registered on the account and medallion signature guarantees, if required (medallion signature guarantees can be obtained at most banks, credit unions, and licensed securities brokers)

•         any supporting legal documentation that may be required

Your redemption request will be processed at the next determined share price (NAV) after we have received all required information in good order.

By Systematic Withdrawal Plan	The Fund offers shareholders a Systematic Withdrawal Plan. Call the Fund (toll-free) at (888) 3DUNHAM (338-6426) to obtain information on how to arrange for regular monthly or quarterly fixed withdrawal payments. The minimum payment you may receive is $100 per period. Note that this plan may deplete your investment and affect your income or yield.
Through Your Financial Intermediary	Consult your account agreement for information on redeeming shares.
IMPORTANT NOTE	Once we have processed your redemption request, and a confirmation number has been given, the transaction cannot be revoked.

If you invest through a third party (rather than directly with the Adviser), the policies and fees may be different than those described herein. Banks, brokers, 401(k) plans, financial advisors and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Third parties may receive payments from the Adviser in connection with their offering of Fund shares to their customers, or for other services. The receipt of such payments could create an incentive for the third party to offer the Fund instead of other mutual funds where such payments are not received. Please consult a representative of your plan or financial institution for further information.

Class N shares: Methods of Redemption

You have the right to sell ("redeem") all or any part of your shares by following the procedures established when you opened your account (see your account agreement). You may sell your Fund shares through your financial institution or intermediary or by contacting the Funds toll free at (888) 3DUNHAM (338-6426) between 8:30 a.m. and 4:00 p.m. Eastern Time on any day the Funds are open. We will redeem your shares at the NAV next computed following receipt of your

30

redemption request in good order. See "Payment of Redemption Proceeds" for further information.

Class A and Class C shares: Payment of Redemption Proceeds

You may request redemption of your shares at any time. Your shares will be redeemed at the next NAV per share calculated after a Fund or its agents receive your request in Good Order. "Good Order" means your letter of instruction includes:

•	The name of the Fund
•	The number of shares or the dollar amount of shares to be redeemed
•	Signatures of all registered shareholders exactly as the shares are registered
•	The account number

Normally, redemptions will be processed within one business day after receiving your request in Good Order, but may take up to seven days under certain circumstances (see “Limitation on Redemption Proceeds”). You may receive the proceeds in one of three ways:

1.	We can mail a check to your account's address. Normally, you will receive your proceeds within seven days after the Fund receives your request in Good Order. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.
2.	We can transmit the proceeds by Electronic Funds Transfer ("EFT") to a properly pre-authorized shareholder bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption.
3.	For a $15 fee, which will be deducted from your redemption proceeds; we can transmit the proceeds by wire to a pre-authorized shareholder bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.

The Fund's transfer agent will send redemption proceeds by wire or EFT only to the bank and account designated for the benefit of the shareholder of record or in written instructions (with signatures guaranteed) subsequently received by the transfer agent, and only if the bank is a member of the Federal Reserve System. If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any Automatic Investment Plan currently in effect for the account will be terminated unless you indicate otherwise in writing and any Systematic Withdrawal Plan will be terminated.

Class N shares: Payment of Redemption Proceeds

You may request redemption of your shares at any time.  Your shares will be redeemed at the next NAV per share calculated after a Fund or its agents receive your request in Good Order.

Normally, redemptions will be processed within one business day after receiving your request in Good Order, but may take up to seven days under certain circumstances (see “Limitation on Redemption Proceeds”).

The Fund will send redemption proceeds by check, wire or EFT only to the address of record or to the bank and account designated for the benefit of the shareholder of record or in written instructions (with signatures guaranteed) subsequently received, and only if the bank is a member of the Federal Reserve System.  If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed.  If you choose to redeem your account in full, any Automatic Investment Plan currently in effect for the account will be terminated unless you indicate otherwise in writing and any Systematic Withdrawal Plan will be terminated.

31

Limitations on Redemption Proceeds

Redemption proceeds normally are wired or mailed within one business day after receiving a request in Good Order. Payment may be delayed for up to seven days:

•	to allow your purchase to clear (as discussed below);
•	during periods of market volatility;
•	when a shareholder's trade activity or amount adversely impacts a Fund's ability to manage its assets; or
•	during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of shares recently purchased by check (including a cashier's check or certified check), bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed (including beyond seven days), during any period:

•	when the NYSE is closed, other than customary weekend and holiday closings;
•	when trading on the NYSE is restricted, as determined by the SEC;
•	in which an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable; or
•	as the SEC may by order permit for the protection of Fund shareholders.

You will not accrue interest or dividends on uncashed redemption checks from the Fund when checks are undeliverable and returned to the Fund.

Methods the Funds May Use to Meet Redemption Requests

The Funds intend to pay share redemptions in cash. To ensure that the Funds have cash to meet share redemptions on any day, the Funds typically expect to hold a cash or cash equivalent reserve or sell portfolio securities.

In unusual or stressed circumstances, the Fund may generate cash in the following ways:

•	Uncommitted Line of Credit. The Fund participates in a $50,000,000 uncommitted line of credit provided by U.S. Bank, N.A. under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Uncommitted Line is not a “committed” line of credit, which is to say that U.S. Bank, N.A. is not obligated to lend money to a Fund.
•	Redemption in Kind. Although the Funds intends to pay share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by an “in-kind” distribution of a Fund's portfolio securities. Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, a Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such share class during any 90-day period.

32

Medallion Signature Guarantees: Class N, Class A and Class C shares

A medallion signature guarantee assures that a signature is genuine. The medallion signature guarantee protects shareholders from unauthorized account transfers. The following institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of national securities exchanges. Call your financial institution to see if they have the ability to guarantee a signature. A notary public cannot provide a medallion signature guarantee.

A medallion signature guarantee of each owner is required to redeem shares in the following situations for shares held direct or as part of the Standard Asset Allocation Program (SAAP):

•	If you change ownership on your account.
•	When you want the redemption proceeds sent to a different address than that registered on the account.
•	Any redemption transmitted by federal wire transfer or EFT to a bank other than your bank of record prior to thirty-days since the bank instructions were changed.
•	If a change of address request has been received by the transfer agent within the last 15 days.
•	For all redemptions of $50,000 or more from any shareholder account.
•	If your name of record has changed.

If your name of record has changed, at the discretion of the Adviser, a medallion signature guarantee may be required to redeem shares from an account. In order to avoid delays in processing a redemption, you should call the Fund toll free at (888) 3DUNHAM (338-6426) before making the redemption request.

A medallion signature guarantee of each owner may be required, to redeem shares in the following situations for shares held as part of the Custom Asset Allocation Program (CAAP), unless specific alternative requirements are met:

  If you request to transfer the proceeds of your shares to another firm.
  When you want the redemption proceeds sent via check, ACH or wire to a third-party not already on file as payee.
  When you are adding a new bank account to process an incoming or outgoing wire or ACH prior to thirty-days since the bank or wire instructions were changed.

At the discretion of the Adviser, a medallion signature guarantee may be required to redeem shares from an account. In order to avoid delays in processing a redemption, you should call your Financial Advisor or Dunham & Associates Investment Counsel, Inc. at (800) 442-4358 before making the redemption request.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trust and institutional accounts, and executors, administrators and guardians, require documents in addition to those described above evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Fund toll-free at (888) 3DUNHAM (338-6426) before making the redemption request to determine what additional documents are required.

33

Transfer of Ownership

In order to change the account registration or transfer ownership of an account, additional documents will be required. To avoid delays in processing these requests, you should call the Funds toll-free at (888) 3DUNHAM (338-6426) before making your request to determine what additional documents are required.

General Transaction Policies

The Funds reserve the right to:

•	Vary or waive any minimum investment requirement.
•	Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone redemption privileges, for any reason.
•	Reject or cancel any purchase or exchange request (but not a redemption request in Good Order) for any reason. Generally, a Fund does this if the purchase or exchange is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor's history of excessive trading).
•	Redeem all shares in your account if your balance falls below the Fund's minimum. If, within 60 days of a Fund's written request, you have not increased your account balance, you may be required to redeem your shares. The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV. The Adviser may convert Class N shares to Class A shares if Class N share balances are not increased to the Fund's minimum after 60 days written request.
•	Modify or terminate the Automatic Investment and Systematic Withdrawal Plans at any time.
•	Modify or terminate the exchange privilege after 60 days written notice to shareholders.
•	Reject any purchase, redemption or exchange request that does not contain all required documentation.
•	Accept certain requests or instructions via electronic mail provided you have prior approval from the Funds.

If you elect telephone privileges on the account application or in a letter to the Fund, the Fund’s transfer agent will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. The Fund’s transfer agent may request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements upon receipt and notify the Fund’s transfer agent immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call the Fund toll-free at (888) 3DUNHAM (338-6426) for instructions.

If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Fund or the Fund’s transfer agent has incurred.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Funds by telephone, you also may mail the request to the Funds at the address listed under "Methods of Buying."

34

Your broker/dealer or other financial organization may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this prospectus. Contact your broker/dealer or other financial organization for details.

how to ExchangE Shares

Exchange Privilege

Shares of a Fund may be exchanged without payment of any exchange fee for shares of another Fund of the same Class at their respective NAVs.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Fund shares being acquired may be legally sold.

The Fund’s Adviser reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Fund’s transfer agent or distributor will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Fund’s distributor and the transfer agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Funds' net income and capital gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a dividend. A Fund realizes capital gains when it sells securities for a higher price than it paid. When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution. Net short-term capital gains are considered ordinary income and are included in dividends.

Long-term vs. Short-term capital gains:

•         Long-term capital gains are realized on securities held for more than one year and are part of your capital gain distribution.

•         Short-term capital gains are realized on securities held less than one year and are part of your dividends.

35

Generally, the Fund distributes dividends and capital gains annually, if any. These distributions will typically be declared in November or December and paid in November or December. The IRS requires you to report these amounts on your income tax return for the year declared.

The Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Fund has chosen FIFO as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

You will receive distributions from a Fund in additional shares of the Fund unless you choose to receive your distributions in cash. If you wish to change the way in which you receive distributions, you should call toll free (888) 3DUNHAM (338-6426) for instructions.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Fund as undeliverable, you will not receive interest on amounts represented by the un-cashed checks.

Federal Tax Considerations

Your investment will have tax consequences that you should consider. The following tax information in the Prospectus is provided as general information. Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation. Unless your investment in the Funds is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Fund makes distributions and when you sell Fund shares, including an exchange to another Fund. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Funds and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Funds may be subject to state, local and foreign taxes.

Taxes on Distributions: You will generally be subject to federal income tax and possibly state taxes on all Fund distributions. Your distributions will be taxed in the same manner whether you receive the distributions in cash or additional shares of the Fund. Distributions that are derived from net long-term capital gains will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income unless the payment is a return of capital.  All Dunham Funds will send detailed tax information to shareholders about the amount and type of distributions by January 31st for the prior calendar year.

Under current law, certain income distributions paid by the Fund to individual taxpayers may be taxed at rates equal to those applicable to net long-term capital gains (generally, 20%, for individuals). This tax treatment applies only if certain holding period and other requirements are satisfied by the shareholder of such Fund with respect to its shares of the Fund, and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, "qualified

36

dividends" means dividends received by a Fund from certain United States corporations and certain qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.

Taxes on Sales or Exchanges: If you redeem your shares of a Fund, or exchange them for shares of another Fund, you will be subject to tax on any taxable gain. Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statements so that you or your tax preparer will be able to determine whether a sale or exchange will result in a taxable gain or loss.

"Buying a Dividend": Unless your investment is in a tax-deferred account, you may want to avoid investing in a Fund close to the date of a distribution because you pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

Backup Withholding: By law, each Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

•	Provide your correct social security or taxpayer identification number,
•	Certify that this number is correct
•	Certify that you are not subject to backup withholding, and
•	Certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders and discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund's investments and increase brokerage and administrative costs. A Fund may reject purchase orders or temporarily or permanently revoke exchange privileges if there is reason to believe that an investor is engaging in market timing activities.

An investor's exchange privilege or right to purchase additional shares may be revoked if the redemption or exchange activity is considered excessive. A Fund may accept redemptions and exchanges in excess of the above guidelines if it believes that granting such exceptions is in the best interest of the Fund and the redemption or exchange is not part of a market timing strategy.

It is a violation of policy for an officer or Trustee of the Trust to knowingly facilitate a mutual fund purchase, redemption or exchange where the shareholder executing the transaction is engaged in any activity which violates the terms of the Funds' Prospectus or SAI, and/or is considered not to be in the best interests of the Fund or its other shareholders.

The Fund will apply these policies and procedures uniformly to all Fund shareholders. Although the Fund intends to deter market timing, there is no assurance that it will be able to identify and

37

eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for a Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. Brokers maintaining omnibus accounts with each Fund have agreed to provide shareholder transaction information, to the extent known to the broker, to each Fund upon request. If a Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition to the redemption fee, each Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or shareholders or if the Fund thinks trading is abusive.

We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interest of Fund shareholders, or to comply with state or Federal requirements.

DISTRIBUTION OF SHARES

Distributor: In addition to serving as Adviser to the Fund, Dunham & Associates Investment Counsel, Inc. serves as distributor of the shares of the Funds. Dunham & Associates Investment Counsel, Inc. is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Shares of the Funds are offered on a continuous basis.

Distribution Fees: With respect to each Fund's Class A shares and Class C shares, the Board of Trustees of the Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Fund will pay the distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Funds for distribution services. The Class C Plan provides that each Fund will pay the distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Funds. In addition, up to 0.25% of average daily net assets attributable to Class C shares of the Funds may be paid to the distributor or other entities for shareholder services. The fee is treated by each Fund as an expense in the year it is accrued. Because these fees are paid out of each Fund's assets attributable to that Class of shares on an ongoing basis, over time the fee may increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional amounts paid under the Plans are paid to the distributor or other entities for services provided and the expenses borne by the distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s Class A or Class C shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

38

In certain instances, the Adviser may pay distribution-related expenses, including providing additional compensation to brokers-dealers, financial advisers or other financial institutions (“Financial Intermediaries”). In addition, the Adviser may make substantial payments to broker-dealers or other Financial Intermediaries and service providers for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or Financial Intermediaries for marketing, promotional, administrative and/or recordkeeping services that may promote sales of Fund shares; these payments are often referred to as “revenue sharing.” Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more funds managed by the Adviser. In some circumstances, those types of payments may relate to the Fund’s inclusion on a Financial Intermediary’s preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other Financial Intermediary or its representatives to recommend or offer shares of the Fund to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or Financial Intermediary for more details about any such payments it receives.

Payments by the Adviser are out of its own resources, including the profits from its advisory fees, or fees it receives under a Fund’s Class A and Class C Plans.

HOUSEHOLDING

To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds toll free at (888) 3DUNHAM (338-6426) on days the Funds are open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

Because the Fund has only recently commenced investment operations, no financial highlights are available for the Fund at this time. In the future, financial highlights will be presented in this section of the prospectus.

39

This Page Intentionally Left Blank.

40

NOTICE OF PRIVACY POLICY & PRACTICES

Privacy Notice

FACTS	WHAT DO THE DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number and wire transfer instructions

■ account transactions and transaction history

■ investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons the Dunham Funds chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes - information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes - information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call (800) 442-4358 or go to www.dunham.com

41

What we do
How do Dunham Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How do Dunham Funds collect my personal information?

We collect your personal information, for example, when you

■ open and account or deposit money

■ direct us to buy securities or direct us to sell your securities

■ seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates' everyday business purposes-information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Our affiliates include financial companies, such as
Dunham & Associates Investment Counsel, Inc.,
Dunham Trust Company.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Dunham Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Dunham Funds doesn’t jointly market

42

WHERE TO GO FOR MORE INFORMATION

You may obtain the following and other information regarding the Funds free of charge:

Statement of Additional Information

The SAI for the Funds provides more details about the Funds' policies and management. The Funds' SAI is incorporated by reference into this Prospectus (i.e., legally made a part of this Prospectus).

Annual and Semi-Annual Report

The annual and semi-annual reports for the Funds provide the most recent financial reports and a discussion of portfolio holdings. The annual report contains a discussion of the market conditions and investment strategies that affected the Funds' performance during the last fiscal year.

To receive any of these documents or additional copies of the Prospectus of the Funds or to request additional information about the Funds, please contact us.

By Telephone:

(888) 3DUNHAM (338-6426)

By Regular Mail:

Dunham Funds

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, NE 68154

By Overnight Mail:

Dunham Funds

c/o Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022-3474

Website:

www.dunham.com

Through the SEC:

Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

43

Investment Adviser Dunham & Associates Investment Counsel, Inc. P.O. Box 910309 San Diego, CA 92191	Distributor Dunham & Associates Investment Counsel, Inc. P.O. Box 910309 San Diego, CA 92191	Fund Counsel Dechert LLP 633 West 5th Street, Suite 4900 Los Angeles, CA 90071	Custodian US Bank, N.A. 425 Walnut Street, 6th Fl Cincinnati, OH 45202
Transfer Agent Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474	Fund Administrator Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474	Independent Registered Public Accountants Cohen & Company, Ltd. 1835 Market St., Suite 310 Philadelphia, PA 19103

Investment Company Act File Number 811-22153